Filed Pursuant to Rule 497(a)

Registration No. 333-274797

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Goldman Sachs BDC, Inc. (“GSBD”)
Expected Ratings*	Moody’s: Baa3 (Stable)
Fitch: BBB- (Stable)
Format	SEC Registered
Ranking	Senior Unsecured
Tenor	3-Year
Size	$Benchmark
IPTs	T+237.5 bps Area
Settlement	T+3 (March 11, 2024)
Coupon Type	Fixed
Maturity Date	March 11, 2027
Change of Control	Yes, 100% (See Red)
Active Book Runner(s)	BofA (B&D), SMBC, TSI
Use of Proceeds	Proceeds of this offering will be used to pay down debt under GSBD’s revolving credit facility
Option Redemption	Make Whole Call
Denominations	2,000 x 1,000
CUSIP / ISIN	38147UAE7 / US38147UAE73
Timing	Today’s Business
Sales into Canada	Yes - via Exemption

*

A rating is not a recommendation to purchase, hold or sell securities, and such rating does not address market price or suitability for a particular investor and may be subject to suspension, reduction or withdrawal at any time.

The issuer has filed a registration statement including a prospectus and a prospectus supplement with the Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by calling BofA Securities, Inc. at 1-800-294-1322, SMBC Nikko Securities America, Inc. at 1-888-882-9822, or Truist Securities, Inc. at 1-800-685-4786.

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